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                         BUYER'S COMPLIANCE CERTIFICATE

      The undersigned hereby certifies as follows:

      1. He is President/CEO of IPS Balers Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia ("IPSB").

      3.The representations and warranties of IPSB contained in the Asset Purchase Agreement dated as of December 10, 1999 (the "Purchase Agreement") by and among Waste Technology Corp. and International Press and Shear Corp. as Seller, and IPSB as Buyer, are true and correct in all material respects at and as of the date hereof with the same effect as though all such representations and warranties were made at and as of the date hereof.

      4. IPSB has performed or complied, in all material respects, with all of the covenants and obligations required by the Purchase Agreement to be performed or complied with by IPSB at or prior to the date hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate this 10th day of December, 1999.


                                                    /s/ Sidney Wildes
                                                    ----------------------
                                                    Sidney Wildes, CEO
                                                    IPS Balers Inc.